                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Simpson Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)
                            Simpson Industries, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
[SIMPSON INDUSTRIES, INC. LOGO]


          ========================================================

                     TOTAL SHAREHOLDER RETURNS - 5 YEARS
                        CLOSING PRICE 12/31/99 $11.25

          ========================================================

                                  [LINE GRAPH]



COMPANY NAME/INDEX           '94     DEC95    DEC96    DEC97    DEC98    DEC99
================================================================================
SIMPSON INDUSTRIES           100     101.34   127.68   142.88   121.95   147.02
RUSSELL 2000 INDEX           100     126.21   144.84   174.56   168.54   201.61
PEER GROUP                   100     111.52   136.18   157.89   152.30   113.43
CONSOLIDATORS                100     124.09   149.32   174.33   178.26   130.18

================================================================================

67 YEARS OF PROGRESS

[SIMPSON INDUSTRIES, INC. LOGO]


          ========================================================

                     TOTAL SHAREHOLDER RETURNS - 10 YEARS
                        CLOSING PRICE 12/31/99 $11.25

          ========================================================


                                  [LINE GRAPH]




                             BASE
                            PERIOD
COMPANY NAME/INDEX          DEC89    DEC90    DEC91    DEC92    DEC93    DEC94    DEC95    DEC96    DEC97    DEC98    DEC99
===========================================================================================================================
SIMPSON INDUSTRIES           100      97.27   156.83   195.70   272.80   185.00  187.49   236.22   264.33   225.61   271.98
RUSSELL 2000 INDEX           100      78.54   112.85   131.31   153.64   148.75  187.73   215.44   259.65   250.70   299.89
PEER GROUP                   100      82.53    82.82   118.14   167.61   139.45  155.52   189.90   220.17   212.39   158.18
CONSOLIDATORS                100      80.45    77.14   108.92   147.25   126.59  157.08   189.02   220.69   225.66   164.79

=============================================================================

67 YEARS OF PROGRESS

                                          [SIMPSON INDUSTRIES, INC. LOGO]
         LONG TERM PROJECTIONS

================================================================================
                   CAPITAL EXPENDITURES (CAPEX) - % OF SALES




                                  [BAR GRAPH]




 1993     1994     1995     1996     1997     1998     1999
-------------------------------------------------------------
  14.3    10.7     8.0      6.4      6.8     4.0      7.8





                 1993   1994   1995   1996   1997   1998   1999
   -------------------------------------------------------------
    CAPEX ($M):   38     38     31     26     29     20     44
   -------------------------------------------------------------

-  $10M OF 1998 CAPEX WAS PUSHED OUT TO 1999 (TIMING)
-  OVERALL TREND OF CAPEX AS A % OF SALES IS DOWNWARD